UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 18, 2005
                Date of Report (Date of earliest event reported)

                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  0-14864                      94-2778785
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

               1630 McCarthy Boulevard, Milpitas, California 95035 (Address of principal executive offices, including zip code)

                          (408) 432-1900 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item  1.01       Entry into a Material Definitive Agreement.

 Acceleration of Unvested Out-of-the-Money Options

         On January 18, 2005, Linear Technology Corporation (the "Company") issued a press release announcing that it has accelerated the vesting of all unvested options to purchase its common stock awarded more than one year ago to employees and officers and that had exercise prices greater than the closing price of the common stock on January 18, 2005 of $37.04 per share. The text of the press release is set forth as Exhibit 99.1.

Item  8.01       Other Events.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit
     Number                                Description
---------------  ---------------------------------------------------------------
      99.1 Text of press release of Linear Technology Corporation, dated January 18, 2005.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LINEAR TECHNOLOGY CORPORATION.


                                              /s/  Paul Coghlan
                                              ----------------------------
                                              Paul Coghlan
                                              Vice President, Finance and Chief
                                              Financial Officer

Date:  January 21, 2005



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